EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SS. 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Accel Brands, Inc. (the “Company”) for the quarter ended March 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer and Principal Financial Officer of the Company do hereby certify, to their best knowledge and belief, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 20, 2015

/s/ Gilbert Steedley

Gilbert Steedley

Chief Executive Officer, (Principal Executive Officer)

Principal Financial Officer (Principal Accounting Officer)